UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Mobius Management Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 0-24077

Delaware	13-3078745
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

120 Old Post Road, Rye, New York 10580
(Address of Principal Executive Offices)
(Zip Code)

(914) 921-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 12, 2007, Mobius Management Systems, Inc. filed a Form 8-K announcing the entry into an Agreement and Plan of Merger. This Amendment No. 1 on Form 8-K/A is being filed by Mobius Management Systems, Inc. solely to re-file Exhibit 2.1, the Agreement and Plan of Merger, to correct an error in Section 9.1(f).

Item 9.01. Exhibits

Exhibit Number     Description

2.1	Agreement and Plan of Merger dated April 11, 2007, among Mobius Management Systems, Inc., Allen Systems Group, Inc. and ASG M&A, Inc. (corrected)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 19, 2007

                                                    MOBIUS MANAGEMENT SYSTEMS, INC.

                                             By: /s/ Raymond F. Kunzmann
                                   Raymond F. Kunzmann
                                   Chief Financial Officer (Principal
                                   Financial and Accounting Officer)

Exhibit Number     Description

2.1	Agreement and Plan of Merger dated April 11, 2007, among Mobius Management Systems, Inc., Allen Systems Group, Inc. and ASG M&A, Inc. (corrected)